UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHIGNTON, DC 20549

                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                        Act of 1934 [Amendment No. ____]

Filed by the Registrant  |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for use of the Commission only
         (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            Fidelity Federal Bancorp
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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

                    [LETTERHEAD OF FIDELITY FEDERAL BANCORP]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            to be held April 28, 2004

         Notice is hereby given that the Annual Meeting of Shareholders of Fidelity Federal Bancorp will be held on April 28, 2004, at 9:00 o'clock a.m., local time, at the Sheraton Keystone Crossing, 8787 Keystone Crossing, Indianapolis, Indiana.

         The purposes of the meeting are:

         (1) Election of Directors: To elect eight directors to the Board of Directors to serve for a term of one year until their successors are duly elected and qualified;

         (2) Ratification of Independent Public Accountants: To ratify the appointment of BKD LLP, Certified Public Accountants, as independent public accountants of Fidelity for the year ending December 31, 2004; and

         (3) Other Business: To transact such other business as may properly come before the meeting or any adjournment thereof.

         Other than with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other matters which may properly come before the meeting. The Board of Directors of Fidelity has fixed the close of business on February 25, 2004, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of the Annual Meeting.

                                             By Order of the Board of Directors

                                             JACK CUNNINGHAM
                                             Chairman of the Board of Directors

March 26, 2004

                   Important--Please mail your proxy promptly.

--------------------------------------------------------------------------------
You are invited to attend the Annual Meeting. It is important that your shares be represented, regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
--------------------------------------------------------------------------------

               The date of this Proxy Statement is March 26, 2004.

                                                TABLE OF CONTENTS

                                                                                                               Page
INTRODUCTORY STATEMENT............................................................................................1

Proposals Presented...............................................................................................1
Voting Rights.....................................................................................................1
Beneficial Ownership..............................................................................................2
Proxies...........................................................................................................3
Solicitation of Proxies...........................................................................................3

ITEM 1.  ELECTION OF DIRECTORS....................................................................................3

INFORMATION CONCERNING NOMINEES, DIRECTORS AND
EXECUTIVE OFFICERS................................................................................................3

Certain Transactions and Other Matters Between Management and Fidelity............................................5
Director Independence.............................................................................................5
Board Meetings....................................................................................................5
Board Committees..................................................................................................5
Director Attendance at the Annual Meeting of Shareholders.........................................................6
Shareholder Communication with the Board of Directors.............................................................6

EXECUTIVE COMPENSATION AND OTHER INFORMATION......................................................................7

Five Year Total Shareholder Return................................................................................7
Compensation Committee Report.....................................................................................8
Compensation Committee Interlocks and Insider Participation.......................................................8
Summary Compensation Table........................................................................................9
1993 Directors' Stock Option Plan.................................................................................9
1995 Key Employees' Stock Option Plan.............................................................................9
Options Grants in Last Fiscal Year...............................................................................10
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values Table..........................10
Other Employee Benefit Plans.....................................................................................10
Annual Benefit at Normal Retirement..............................................................................11
Compensation of Directors........................................................................................11
Employment Contracts.............................................................................................12
Equity Compensation Plan Information.............................................................................12
Security Ownership of Management.................................................................................13
Section 16(a) Beneficial Ownership Reporting Compliance..........................................................14

ITEM 2.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS OF FIDELITY..............................................14

REPORT OF THE AUDIT COMMITTEE....................................................................................14

FEES TO INDEPENDENT AUDITOR FOR FISCAL YEARS 2003 AND 2002.......................................................15

SHAREHOLDER PROPOSALS............................................................................................16

ADDITIONAL INFORMATION...........................................................................................16

OTHER MATTERS....................................................................................................16

                    [LETTERHEAD OF FIDELITY FEDERAL BANCORP]

                                 PROXY STATEMENT
                                     for the
                         Annual Meeting of Shareholders
                          to be held on April 28, 2004

                             INTRODUCTORY STATEMENT

         This Proxy Statement is being furnished to the shareholders of Fidelity Federal Bancorp ("Fidelity") in connection with the solicitation of proxies by the Board of Directors of Fidelity for use at the Annual Meeting of Shareholders to be held on April 28, 2004, at 9:00 a.m., local time, at Sheraton Keystone Crossing, 8787 Keystone Crossing, Indianapolis, Indiana and any adjournment thereof (the "Annual Meeting").

         Fidelity is a unitary savings and loan holding company based in Evansville, Indiana which owns all of the issued and outstanding stock of United Fidelity Bank ("United"), its savings bank subsidiary. United maintains four locations in Evansville and one location in Warrick County. The principal executive offices of Fidelity are located at 18 NW Fourth Street, Evansville, Indiana 47708.

Proposals Presented

         At the Annual Meeting, shareholders of Fidelity will be asked to consider and vote upon the following matters:

         (1) Election of Directors. The election of eight directors to the Board of Directors of Fidelity to serve until their successors are duly elected and qualified in accordance with Fidelity's Articles of Incorporation.

         (2) Ratification of Public Accountants. To ratify the appointment of BKD LLP, Certified Public Accountants, as independent public accountants of Fidelity for the year ending December 31, 2004.

         If any other matters should properly come before the meeting, the proxies will be voted, with respect to these matters, in accordance with the recommendations of the Board of Directors. Except with respect to procedural matters incident to the conduct of the meeting, management of Fidelity does not know of any additional matters that may properly come before the Annual Meeting.

         The Proxy Statement, the attached Notice and the enclosed proxy card are being first mailed to shareholders of Fidelity on or about March 29, 2004.

Voting Rights

         Only holders of shares of common stock of Fidelity of record at the close of business on February 25, 2004 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were 9,618,658 shares of common stock of Fidelity issued and outstanding. Such shares were held of record by approximately 429 shareholders. There are no other outstanding securities of Fidelity entitled to vote.

         The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purpose of determining the approval of any matters submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         The nominees for election as director of Fidelity named in this Proxy Statement will be elected by a plurality of the votes cast. Action on the other items or matters to be presented at the Annual Meeting will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

         Fidelity shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting. Ballots will be available at the Annual Meeting for shareholders desiring to vote in person.

Beneficial Ownership

         The following table sets forth information regarding the beneficial ownership of Fidelity's common stock as of February 25, 2004 by the only shareholders known by Fidelity to beneficially own 5% or more of the issued and outstanding shares of common stock of Fidelity.

--------------------------------------------------------------------------------------------------------------------
             Name and Address of                         Amount and Nature of                  Percent of Class
               Beneficial Owner                        Beneficial Ownership (1)
--------------------------------------------------------------------------------------------------------------------
Bruce A. Cordingley                                        6,662,553 (2)                            65.86%
Gerald K. Pedigo
Phillip J. Stoffregen
8888 Keystone Crossing, Suite 900
Indianapolis, IN  46240
--------------------------------------------------------------------------------------------------------------------
M. Brian Davis                                               788,901 (3)                            8.08%
7731 Newburgh Road
Evansville, IN  47715
--------------------------------------------------------------------------------------------------------------------

(1) This information is based on Schedule 13D and 13G Reports filed by the beneficial owner with the Securities and Exchange Commission (the "SEC") pursuant to applicable provisions of the Securities Exchange Act of 1934 ("Exchange Act"), as of February 25, 2004, and any other information provided to Fidelity by the beneficial owner. It does not reflect any changes in those shareholdings which may have occurred since that date. Beneficial ownership is direct except as otherwise indicated by footnote.

(2) This amount represents shares beneficially owned by Messrs. Cordingley, Pedigo and Stoffregen and Pedcor Holdings, LLC, and Pedcor Bancorp, which have filed a Schedule 13D with the Securities and Exchange Commission as a "group." Each of these individuals and entities have expressly disclaimed beneficial ownership with respect to shares of common stock covered by the Schedule 13D not owned by him or it of record. These shares consist of (i) 15,580 shares held directly by Mr. Cordingley; 6,835 shares held directly by Mr. Cordingley's wife, Denise Cordingley; 227,957 shares owned directly by Mr. Pedigo; and 10,000 shares owned directly by Mr. Stoffregen; (ii) 8,587 shares which Mr. Cordingley has the right to acquire upon exercise of warrants acquired pursuant to Fidelity's 1994 Rights Offering; 56,516 shares which Mr. Cordingley has the right to acquire upon exercise of stock options granted under Fidelity's 1993 Director's Stock Option Plan; 9,800 shares which Mr. Pedigo has the right to acquire upon exercise of stock options granted under Fidelity's 1993 Director's Stock Option Plan; and 11,600 shares which Mr. Stoffregen has the right to acquire pursuant to stock options granted from Fidelity's 1993 Director's Stock Option Plan. This amount also includes (i) 464,435 shares owned by Pedcor Bancorp (of which Mr. Cordingley is the President and Chief Executive Officer and 42.5% owner, Mr. Pedigo is the Chairman and 42.5% owner and Mr. Stoffregen is a Executive Vice President and 14.0% owner ); (ii) 5,439,958 shares owned by Pedcor Financial, LLC, formerly Pedcor Holdings, LLC, (of which Mr. Cordingley is the President and CEO and 32.2% owner, Mr. Pedigo is the Chairman and 32.2% owner and Mr. Stoffregen is a Executive Vice President and 32.2% owner); (iii) 386,619 shares and 24,666 shares which Pedcor Financial, LLC (formerly Pedcor Holdings, LLC) and Pedcor Bancorp, respectively, have the right to acquire upon exercise of warrants.

(3) Includes 139,916 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options.

Proxies

         Each properly executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions thereon. If no instructions are given, the proxy will be voted by the individuals designated as proxies "FOR" the matter set forth as items one and two in the attached "Notice of Annual Meeting of Shareholders" and in their discretion with respect to all other matters.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by (i) attending the Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting and voting in person; (ii) executing a written instrument to that effect and delivering it to the Secretary of Fidelity prior to the Annual Meeting; or (iii) duly executing and delivering a later dated proxy to the Secretary of Fidelity prior to the Annual Meeting.

Solicitation of Proxies

         In addition to use of the mails, proxies may be solicited personally or by telephone or facsimile by officers, directors and certain employees of Fidelity or United who will not be specially compensated for such activity. Fidelity will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners. Fidelity will bear all expenses in connection with the solicitation of proxies for the Annual Meeting.

                          ITEM 1. ELECTION OF DIRECTORS
                          -----------------------------

         As of the date of this proxy, the Board of Directors of Fidelity is composed of nine members. Fidelity's Articles of Incorporation provide that all directors shall have a term of office of one year.

         After consideration, the Board of Directors has decided to decrease the size of the Board from nine to eight Directors. William R. Baugh, currently serving as a Director, retired from the Board and was not nominated for re-election. As such, only eight individuals have been nominated for election at the Annual Meeting, and following the Annual Meeting the Board will be composed of eight Directors.

         The Nominating Committee of the Board of Directors has nominated Messrs. Becker, Cordingley, Cunningham, Elliott, Neel, Pedigo, Schnakenburg, and Stoffregen, each an incumbent Director, for re-election to a one-year term to expire at the 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         If for any reason any of the above-named nominees becomes unable or are unwilling to serve at the time of the Annual Meeting, the person named in the enclosed proxy card will have discretionary authority to vote for a substitute nominee or nominees. It is anticipated that Messrs. Becker, Cordingley, Cunningham, Elliott, Neel, Pedigo, Schnakenburg, and Stoffregen will be available for election.

         The Board of Directors recommends that the shareholders vote FOR the election of Messrs. Becker, Cordingley, Cunningham, Elliott, Neel, Pedigo, Schnakenburg, and Stoffregen.

        INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth information as to each current Director and nominees. Each Director serves for a term of one year and until his successor is duly elected and qualified. Each individual's service with Fidelity began at the formation of Fidelity in 1993, unless otherwise noted.

PAUL E. BECKER
--------------

Mr. Becker, 45 years of age, is a Director of Fidelity and a member of the Audit Committee. He is President of Gaither Technologies STC of Evansville, which designs, installs and maintains data systems and advanced telephone systems. Mr. Becker joined the Board in 2001.

BRUCE A. CORDINGLEY
-------------------

Mr. Cordingley, 57 years of age, is a Director of Fidelity and served as Chairman of the Board of Directors from October 1994 until April 1998, and served as Chief Executive Officer of Fidelity from June 1995 to March 1996. He continues to serve as a Director of Fidelity and as Chairman of the Company's Executive Committee and in the other positions discussed below.

Except for the period from December 27, 1999 through May 18, 2000, Mr. Cordingley has been a Director of United since 1992. Mr. Cordingley is President of Pedcor Investments, a limited liability company, located in Indianapolis, Indiana, the principal business of which is real estate-oriented investment and development. In 1997 he became President of Pedcor Bancorp, the holding company of International City Bank, N.A., Long Beach, California. He is also a Director of International City Bank, N.A. Mr. Cordingley is an attorney and was a partner in the law firm of Ice, Miller, Donadio and Ryan in Indianapolis, Indiana from 1973 to February 1992.

JACK CUNNINGHAM
---------------

Mr. Cunningham, 73 years of age, is a Director of Fidelity and serves as Chairman of Fidelity and United since April 1998. Mr. Cunningham serves as Secretary of Fidelity and United. He served as President of Fidelity from May 1994 through October 1994 and as President of United from May 1994 through December 1994. Mr. Cunningham again served as President and CEO of United from March 1997 until January 1998. Mr. Cunningham has been a Director of United since 1985 and an officer of United since 1974.

MICHAEL A. ELLIOTT
------------------

Mr. Elliott, 45 years of age, a CPA was named to the board of directors of Fidelity and United, effective January 21, 2004. Mr. Elliott has served as Chief Financial Officer and Treasurer of Anchor Industries, Inc. since 1997. Prior to joining Anchor, Mr. Elliott was a manager with Geo. S. Olive and Co. LLC.

DONALD R. NEEL
--------------

Mr. Neel, 40 years of age, is a Director of Fidelity and also serves as its President and CEO. He previously served as Fidelity's Chief Financial Officer from 1993 to September 2002. Mr. Neel has served as President since October 2001 and CEO since October 2002. Mr. Neel also has served as President and Chief Executive Officer of United since July 2000. Prior to joining United and Fidelity in 1993, Mr. Neel served as Vice-President and Controller of INB Banking Company, Southwest (successor to Peoples Bank) from May 1987 through April 1993.

GERALD K. PEDIGO
----------------

Mr. Pedigo, 66 years of age, is a Director of Fidelity and has served as a member of the Executive Committee since his election to the Board in May 2000. He has been Chairman of Pedcor Investments, a limited liability company, since 1987. In 1997 he became he became Chairman of Pedcor Bancorp, the holding company of International City Bank, Long Beach, California. He is also a Director of International City Bank, N.A.

BARRY A. SCHNAKENBURG
---------------------

Mr. Schnakenburg, 56 years of age, is a Director of Fidelity and has served as a Director of United since 1990. Mr. Schnakenburg has served as the President of U.S. Industries Group, Inc. for the past 11 years. U.S. Industries Group, Inc. is a building contractor located in Evansville, Indiana.


PHILLIP J. STOFFREGEN
---------------------

Mr. Stoffregen, 45 years of age, is a Director of Fidelity and has served as a member of the Executive Committee since his election to the Board in May 2000. Mr. Stoffregen was an associate and then a partner with the law firm Ice, Miller, Donadio and Ryan in Indianapolis from 1984 to 1992. Since 1992, Mr. Stoffregen has served as Executive Vice President of Pedcor Investments where he is responsible for development and financing matters.

He also was a director of Martin Luther King Community Development Corporation from 1991 to 1997 and from 1998 to present.

MARK A. ISAAC
-------------

Mr. Isaac, 39 years of age, is the Vice President and Chief Financial Officer of Fidelity. He assumed the responsibilities of Chief Financial Officer in September 2002. Prior to that time, he served as the Vice President and Controller of Fidelity. He has served as Senior Vice President and Chief Financial Officer of United since July 2000 to present.

Certain Transactions and Other Matters Between Management and Fidelity

         Directors and executive officers of Fidelity and United and their associates are customers of, and have had transactions with, Fidelity and United in the ordinary course of business. Comparable transactions may be expected to take place in the future. Directors of Fidelity may not obtain extensions of credit from Fidelity or United. Loans made to non-director officers were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other persons. These loans did not involve more than the normal risk of collectibility or present other unfavorable features.

         During the second quarter of 2003, Fidelity sold two mortgage notes totaling $2.6 million secured by first mortgages held by Fidelity on certain multifamily housing partnerships to Pedcor Bancorp in order to assist Fidelity in reducing its classified assets. The instruments were sold to Pedcor Bancorp at par. Also, during the fourth quarter of 2003, Fidelity entered into a $1.0 million unsecured term loan note with Pedcor Bancorp which matures on June 30, 2004. These funds were contributed to United's capital prior to the end of the year. Management anticipates that this note will be paid off from the proceeds of the debt offering during the second quarter of 2004. Messrs. Pedigo and Cordingley are directors of Pedcor Bancorp. In addition, Mr. Pedigo is the chairman of the board of directors of Pedcor Bancorp and owns 42.5% of its issued and outstanding stock, Mr. Cordingley is the president and chief executive officer of Pedcor Bancorp and owns 42.5% of its issued and outstanding stock, and Mr. Stoffregen is the executive vice president of Pedcor Bancorp and owns 14.0% of its issued and outstanding stock. Both of these transactions were approved by the Conflicts Committee of Fidelity (neither Mr. Pedigo, Mr. Cordingley, nor Mr. Stoffregen serve on this committee).

Director Independence

         The Board of Directors has determined that under the NASDAQ listing standards Messrs. Becker, Cordingley, Cunningham, Elliott, Pedigo, Schnakenburg, and Stoffregen are considered independent.

Board Meetings

         Fidelity had four regularly scheduled Board of Directors meetings during the year ended December 31, 2003. During 2003 no incumbent director attended fewer than 75 percent of the aggregate number of board meetings and meetings of committees on which he served.

Board Committees

         Nominating Committee
         --------------------

         The Board of Directors has a Nominating Committee which consists of Bruce A. Cordingley (Chairman), Barry Schnakenburg, and Phillip J. Stoffregen, each of whom is considered independent under the criteria for independent under the NASDAQ listing standards. The Nominating Committee, whose purpose is to nominate directors for election to the Board of Directors, met once during the year ended December 31, 2003. The Nominating Committee does not at this time have a charter, but has adopted resolutions setting forth the duties of the Nominating Committee. The duties of the Nominating include:

         o Review the qualifications of persons eligible to stand for election as directors and make recommendations to the Board of Directors on this matter.

         o Consider as nominees for director qualified persons recommended by directors, management and shareholders and make recommendations to the Board of Directors on this matter.

         The Nominating Committee may identify director nominees through a combination of referrals, including by management, existing board members, security holders, direct solicitations and from outside search firms if warranted. Once a candidate has been identified, the Nominating Committee reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If the committee believes it to be appropriate, the members may meet with the proposed nominee before making a final determination on the recommendation to the Board.

         Under Fidelity's by-laws, any shareholder desiring to make a nomination for the election of directors at the annual meeting of the shareholders must submit written notice thereof to the Secretary of Fidelity not less than sixty
(60) days prior to the date of such meeting. If less than seventy (70) days notice or prior public disclosure of the date of such meeting is given or made to shareholders, the notice by the shareholder to Fidelity, to be considered timely, must be so received not later than the close of business on the 10th day following the day on which notice by Fidelity of the date of such meeting was mailed to shareholders or such public disclosure was made.

         The Nominating Committee received no security holder recommendations for nomination to the Board of Directors in connection with the 2004 annual meeting of shareholders. The director nominees for the 2004 annual meeting are all incumbent directors.

         Audit Committee
         ---------------

         The Board of Directors also has an Audit Committee consisting of William R. Baugh, Paul E. Becker, Michael A. Elliott, CPA and Barry A. Schnakenburg (Chairman), each of whom is considered independent under the criteria for independent under the NASDAQ listing standards and the independence requirements of Rule 10A-3 of the Securities and Exchange Commission. The Audit Committee, whose purpose in accordance with its written charter adopted in June 2000, is to review audit reports, loan review reports, and related matters to ensure effective compliance with regulatory and internal policies and procedures, met five times during the year ended December 31, 2003. Director Elliott has been deemed by the Board of Directors to meet the requirements of Audit Committee Financial Expert and has been so designated by the Board of Directors. The members of the Audit Committee also serve as the committee authorized to direct the grant of options to eligible Directors and Key Employees under the 1993 Directors' Stock Option Plan and the 1995 Key Employees' Stock Option Plan. The Audit Committee Charter is attached as Exhibit A.

         Compensation Committee
         ----------------------

         The Executive Committee of the Board of Directors serves as the Compensation Committee. The Executive Committee is currently composed of Bruce
A. Cordingley (Chairman), Barry Schnakenburg, and Phillip J. Stoffregen, each of whom is considered independent under the criteria for independent under the NASDAQ listing standards. The Executive Committee met three times during the year ended December 31, 2003.

Director Attendance at the Annual Meeting of Shareholders

         All directors of the Fidelity are encouraged to attend the annual meeting of the shareholders and the annual meeting of the Board of Directors of the Company. In 2003, all of the directors of the Company were in attendance at the annual shareholders meeting.

Shareholder Communication with the Board of Directors

         Any shareholder who desires to contact the Board of Directors or any member of the Board of Directors may do so in writing. Communication should be addressed to the "Board of Directors", Attn: Secretary, Fidelity Federal Bancorp, 18 NW Fourth Street, PO Box 1347, Evansville, Indiana 47708. Communications received are distributed to the Chairman of the Board or the other members of the Board as appropriate, depending on the facts and circumstances outlined in the communications. If any complaints regarding accounting, internal accounting controls and auditing matters need to be communicated, then the shareholder should contact the Chairman of the Audit Committee at: Audit Committee, Fidelity Federal Bancorp, P.O. Box 1347, Evansville, Indiana 47708. This address can be accessed only by the Internal Auditor and all correspondence will be forwarded to the Chairman of the Audit Committee for review.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Five-Year Total Shareholder Return

         The following indexed graph indicates Fidelity's total return to its shareholders on its common stock for the past five years, assuming dividend reinvestment, as compared to total return for the NASDAQ Market Index and the Peer Group Index (which is a line-of-business index prepared by an independent third party consisting of savings and loan holding companies or federally chartered savings institutions with the same SIC number as Fidelity and which have been publicly traded for at least six years). The comparison of total return on investment for each of the periods assumes that $100 was invested on January 1, 1999, in each of Fidelity, the NASDAQ Market Index, and the Peer Group Index.

                        [PERFORMANCE CHART APPEARS BELOW]

                    Assumes $100 Invested on January 1, 1999
                          Assumes Dividends Reinvested
                          Year Ended December 31, 2003

         ----------------------------------------------------------------------
                             1998    1999     2000     2001      2002    2003
         ----------------------------------------------------------------------
         Fidelity Federal   100.00   37.04    40.74    72.30     44.44   46.81
         ----------------------------------------------------------------------
         SIC Code Index     100.00   85.09   131.85   143.50    172.49  251.11
         ----------------------------------------------------------------------
         NASDAQ
         Market Index       100.00  176.37   110.86    88.37     61.64   92.68
         ----------------------------------------------------------------------

Compensation Committee Report

         Decisions on compensation of Fidelity's executives are made by the Executive Committee of the Board of Directors of Fidelity, which also serves as the Compensation Committee. All decisions of the Executive Committee relating to the compensation of Fidelity's officers are reviewed by the full Board of Directors. Set forth below is a report submitted by Messrs. Cordingley, Schnakenburg, and Stoffregen, in their capacity as the Board's Executive Committee, addressing Fidelity's compensation policies for the year ended December 31, 2003 as they affected Fidelity's executive officers.

         Compensation Policies Toward Executive Officers.
         -----------------------------------------------

         The Executive Committee's executive compensation policies are designed to provide competitive levels of compensation to the executive officers and to reward officers for satisfactory individual performance and for satisfactory performance of Fidelity as a whole. There are no established goals or standards relating to performance of Fidelity which have been utilized in setting compensation of individual employees.

         Base Salary.
         -----------

         Each executive officer is reviewed individually by the Executive Committee, which includes an analysis of the performance of Fidelity. In addition, the review includes, among other things, an analysis of the individual's performance during the past fiscal year, focusing primarily upon the following aspects of the individual's job or characteristics of the individual exhibited during the most recent fiscal year: quality and quantity of work; supervisory skills; dependability; initiative; attendance; overall skill level; and overall value to Fidelity.

         Other Compensation Plans.
         ------------------------

         At various times in the past Fidelity has adopted certain broad based employee benefit plans in which the senior executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amount that may be contributed or the benefits that may be payable under the plans.

         Benefits.
         --------

         Fidelity provides medical, defined benefit, and defined contribution plans to the senior executives that are generally available to the other Fidelity employees. As of January 1, 2004 the defined benefit plan was frozen. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary and bonus for year 2003.

         Mr. Neel's 2003 Compensation.
         ----------------------------

         Regulations of the Securities and Exchange Commission require that the Executive Committee disclose the Committee's basis for compensation reported for any individual who served as the Chief Executive Officer during the last fiscal year. Mr. Neel's salary was determined in the same manner as discussed above for other senior executives. Mr. Neel has served as CEO of Fidelity from October 2002 to present. The Executive Committee of the Board served in a non-compensated capacity as CEO during 2002 prior to the appointment of Mr. Neel as CEO.

Current Members of the Executive Committee:

Bruce A. Cordingley  (Chairman)
Barry A. Schnakenburg
Phillip J. Stoffregen

Compensation Committee Interlocks and Insider Participation

         During the past fiscal year, no executive officer served on the Executive Committee, which serves as the Compensation Committee. No executive officer participated in any discussion or voting with respect to his respective salary as an executive officer and was not present in the room during the discussion by the Executive Committee of his respective compensation.

Summary Compensation Table

         The following table sets forth, for the 12 months ended December 31, 2003, 2002, and 2001, the cash compensation paid by Fidelity or its subsidiaries, as well as certain other compensation paid or awarded during those years, to the Chief Executive Officer of Fidelity at any time during the year ended December 31, 2002 and any executive officers of Fidelity or United whose salary and bonus exceeded $100,000 during the year ended December 31, 2003.

--------------------------------------------------------------------------------------------------------------------
                                  Annual Compensation                          Long-Term Compensation
--------------------------------------------------------------------------------------------------------------------
  Name and Principal         Year         Salary       Bonus      Other Annual       Securities        All Other
  -------------------        -----        ------       -----      -------------      -----------       ----------
                                                                Compensation (1)     Underlying     Compensation (2)
                                                                ----------------     -----------    ----------------
        Position                                                                    Options/SARs
--------------------------------------------------------------------------------------------------------------------
Donald R. Neel,            12/31/03      $184,385        0              0                 0              $1,850
President, CEO
and Director
--------------------------------------------------------------------------------------------------------------------
                           12/31/02      $180,318        0              0              25,000            $1,804
--------------------------------------------------------------------------------------------------------------------
                           12/31/01      $168,727        0              0                 0              $1,497
--------------------------------------------------------------------------------------------------------------------

(1) While officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus and are not required to be disclosed by applicable rules of the SEC.

(2) Consists of contributions by Fidelity under Fidelity's Retirement Savings 401(k) Plan.

1993 Directors' Stock Option Plan

         The 1993 Directors' Stock Option Plan ("Directors' Plan") which provided for the grant of non-qualified stock options to individuals who are directors of Fidelity or any of its subsidiaries to acquire shares of common stock of Fidelity for a price of not less than $2 above the average of the high and low bid quotations as reported by NASDAQ for the common stock of Fidelity for the five trading days immediately preceding the date the option is granted. The plan has expired, however as of February 25, 2004 there were options for 198,573 shares outstanding.


1995 Key Employees' Stock Option Plan

         The Key Employees' Plan provides for the grant of incentive stock options and non-qualified stock options to acquire shares of common stock of Fidelity for a price of not less than the fair market value of the share on the date which the option is granted. A total of 236,500 shares were reserved for issuance under the Key Employees Plan. The option price per share for each incentive stock option granted to an employee must not be less than the fair market value of the share of common stock on the date the option is granted. The option price per share for an incentive stock option granted to an employee owning 10% or more of the common stock of Fidelity must not be less than 110% of the fair market value of the share on the date that the option is granted. The option price per share for non-qualified stock options will be determined by the Administrative Committee of the Key Employees' Plan, but may not be less than 100% of the fair market value of a share of common stock on the date of the grant of the option.

         The Key Employees' Plan will expire on March 15, 2005, except outstanding options will remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options may be outstanding under the Key Employees' Plan through March 15, 2015. As of February 25, 2004 there were options for 153,423 shares outstanding.

Options Grants in Last Fiscal Year

No options were granted to Mr. Neel in 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values Table

         The following table shows for the named executive officer the shares covered by both exercisable and non-exercisable stock options as of December 31, 2003. Mr. Neel did not exercise any options during 2003.

--------------------------------------------------------------------------------------------------------------------
                               Number of Unexercised Stock Options        Value of Unexercised In-the-Money Options
                                             12/31/03                                    at 12/31/03
--------------------------------------------------------------------------------------------------------------------
          Name                 Exercisable           Unexercisable            Exercisable           Unexersiable
--------------------------------------------------------------------------------------------------------------------
Donald R. Neel                    7,500                    0                    N/A (1)                  N/A
--------------------------------------------------------------------------------------------------------------------
                                  5,923                    0                    N/A (2)                  N/A
--------------------------------------------------------------------------------------------------------------------
                                 25,000                    0                    N/A (3)                  N/A
--------------------------------------------------------------------------------------------------------------------
                                 12,000                  3,000                  $1,080                  $270
--------------------------------------------------------------------------------------------------------------------
                                 10,000                  15,000                 N/A (4)                  N/A
--------------------------------------------------------------------------------------------------------------------

(1) The bid price of Fidelity's Common Stock at December 31, 2003 ($1.62 per share) was less than the exercise price ($10.81 per share).

(2) The bid price of Fidelity's Common Stock at December 31, 2003 ($1.62 per share) was less than the exercise price ($2.88 per share).

(3) The bid price of Fidelity's Common Stock at December 31, 2003 ($1.62 per share) was less than the exercise price ($4.00 per share).

(4) The bid price of Fidelity's Common Stock at December 31, 2003 ($1.62 per share) was less than the exercise price ($3.17 per share).

Other Employee Benefit Plans

         Pension Plan
         ------------

         Fidelity participated in a defined benefit pension plan sponsored by the Financial Institutions Retirement Fund, a non-profit, tax qualified, tax-exempt pension plan and trust in which Federal Home Loan Banks, savings and loan associations and similar institutions participate ("Pension Plan"). Effective January 1, 2004 the annual benefit provided under the Pension Plan was amended to freeze the plan. As a result the annual retirement benefit payable to a participant at age 65 will not increase after January 1, 2004. In addition, no new employees shall become a participant in the plan after January 1, 2004. All employees of Fidelity or its subsidiaries who work a minimum of 1,000 hours per year were covered by the Pension Plan and become active participants upon completion of one year of service and attainment of age 21. Participants are not required or allowed to make contributions to the Pension Plan.

         A participant in the Pension Plan is entitled to receive benefits based upon years of service for Fidelity or its subsidiaries and a percentage of the individual's career average annual salary, without deduction for Social Security benefits up to the date the Pension Plan was frozen. For purposes of computing benefits, "salary" includes an employee's regular base salary or wage inclusive of bonuses and overtime but is exclusive of special payments such as fees, deferred compensation, severance payments and contributions by Fidelity to the Pension Plan.

         Participants become fully vested in their benefits after completion of five (5) years of service. Upon attaining age sixty-five (65), participants become one hundred percent (100%) vested in their benefits provided by Fidelity under the Pension Plan, regardless of years of service. Benefits are payable at normal retirement age (age 65). The Pension Plan also contains provisions for the payment of benefits on the early retirement, late retirement or death of a participant.

         The regular benefit under the Pension Plan to be paid on a participant's retirement is a monthly pension for the life of a participant with minimum guaranteed benefit. The Pension Plan provides that married participants will receive the regular retirement benefit in the form of an actuarially equivalent joint and survivor annuity. Optional forms of payments are available to all participants; however, married participants must obtain written spousal consent to the distribution of benefits in a form other than a joint and survivor annuity.

         No contributions were made to the Pension Plan by Fidelity in 2003 compared to $110,000 that was made for the plan year ended June 30, 2002.

Annual Benefit at Normal Retirement

--------------------------------------------------------------------------------------------------------------------
    Career Average                                           Years of Service
        Salary
--------------------------------------------------------------------------------------------------------------------
                         10 years      15 years     20 years     25 years     30 years     35 years     40 years
--------------------------------------------------------------------------------------------------------------------
      $ 100,000            5,000        7,500        10,000       12,500       15,000       17,500       20,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      $ 125,000            6,250        9,375        12,500       15,625       18,750       21,875       25,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      $ 150,000            7,500        11,250       15,000       18,750       22,500       26,250       30,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      $ 175,000            8,750        13,125       17,500       21,875       26,250       30,625       35,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
       $200,000           10,000        15,000       20,000       25,000       30,000       35,000       40,000
--------------------------------------------------------------------------------------------------------------------

         The table set forth above shows estimated annual benefits payable at normal retirement to persons in specified remuneration classifications. The benefit amounts presented in the totals are annual pension amounts for the life of the participant, with a minimum guaranteed benefit of ten (10) years, for a participant at normal retirement (age 65) with the years of service set forth below with no deduction for Social Security or other offset amounts. The maximum compensation which may be taken into account for any purpose under the Pension Plan is limited by the Internal Revenue Code to $200,000 for 2003. As of December 31, 2003, Donald R. Neel had ten years of service under the Pension Plan.

         Retirement Savings Plan.
         -----------------------

         In 1994 Fidelity adopted a defined contribution plan under Internal Revenue Code Section 401(k) in which substantially all employees may participate. Under this plan, employees may contribute up to 15% of pay, and contributions up to 6% are supplemented by Fidelity contributions. Fidelity contributions are made at the rate of 25 cents for each dollar contributed by the participant. Participants may elect to have all or a portion of their contributions made on a tax-deferred basis pursuant to provisions in the plan meeting the requirements of Section 401(k) of the Internal Revenue Code. Fidelity's expense for the plan was $20,000 for the year ended December 31, 2003.

Compensation of Directors

         The Directors of Fidelity and United were compensated for their services in each capacity in the amount of $200 for each company Board served per month in the amount of $400 or $4,800 per year. The five Directors of

United for the twelve months ended December 31, 2003 were also Directors of Fidelity. Executive Committee members receive an additional $100 per month for their services. The maximum compensation received by any Director for his or her service on the Board was $6,000 for the year ended December 31, 2003. Mr. Elliott joined the board effective January 21, 2004, therefore he received no compensation for 2003. Effective January 1, 2000 Directors who are also salaried employees receive no director fees.

Employment Contracts

         Mr. Neel entered into an Employment Agreement with Fidelity in May 2000. The term of the Employment Agreement is 3 years, which may be extended annually for successive 1 year periods. Mr. Neel's Employment Agreement was extended another year to May 2005. Effective May 19, 2000 Mr. Neel shall earn an annual base salary of not less than $140,000. If during the one year period following a prospective change in control, as defined in the Employment Agreement, he is terminated for any reason other than cause, disability, retirement or death, or if he resigns due to a material breach of the Employment Agreement by Fidelity, he is entitled to an amount equal to 2.99 times his average annual base salary and bonus for the previous five (5) years. In addition, Fidelity must maintain for three years following termination all employee welfare plans and programs in which he was entitled to participate prior to termination, and reimburse him for the cost of obtaining such benefits for the first 24 months following termination. If Mr. Neel is terminated for any reason other than cause, disability, retirement or death, or if he resigns due to a material breach of the Employment Agreement by Fidelity, and such termination or resignation does not follow a change in control, he is entitled to an amount equal to his base salary during the remaining term of the Employment Agreement. In addition, Fidelity must maintain for the remainder of the term of the Employment Agreement all employee welfare plans and programs in which he was entitled to participate prior to termination, and reimburse him for the cost of obtaining such benefits. No payments may be made pursuant to the Employment Agreement if the payments would, among other things, be considered by a federal or state regulatory authority having jurisdiction over Fidelity an unsafe or unsound practice. The Employment Agreements also provide a 3-year covenant not to compete and covenants regarding confidentiality.

Equity Compensation Plan Information

The following table provides information on all existing Stock Option Plans of Fidelity as of December 31, 2003.

-------------------------------------------------------------------------------------------------------------------
                                 Number of  securities to be  Weighted average exercise      Number of securities
                                 issued  upon   exercise  of  price of outstanding           remaining  available for
         Plan category           outstanding options,         options, warrants and          future issuance
                                 warrants and rights          rights
                                             (a)                           (b)                         (c)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by shareholders:
-------------------------------------------------------------------------------------------------------------------
Directors Plan                          198,573                            $6.29                          0
-------------------------------------------------------------------------------------------------------------------
1995 Key Employee Plan                  153,423                             3.65                     82,670
-------------------------------------------------------------------------------------------------------------------
Equity  compensation  plans not
approved by security holders:               N/A                           N/A                           N/A
-------------------------------------------------------------------------------------------------------------------

Total                                   351,996                            $5.14                    117,876
-------------------------------------------------------------------------------------------------------------------

Security Ownership of Management

         The following table sets forth certain information as of February 25, 2004, with respect to the common stock of Fidelity beneficially owned by each Director of Fidelity and by all executive officers and directors as a group.

--------------------------------------------------------------------------------------------------------------------
                                                               Number of Shares
                       Name                                   Beneficially Owned              Percent of Class (1)
--------------------------------------------------------------------------------------------------------------------
William R. Baugh (2)                                                 35,000                            0.36%
--------------------------------------------------------------------------------------------------------------------
Bruce A. Cordingley (3)
Gerald K. Pedigo (3)                                              6,662,553                           65.86%
Phillip J. Stoffregen (3)
--------------------------------------------------------------------------------------------------------------------
Paul E. Becker (4)                                                   13,036                            0.14%
--------------------------------------------------------------------------------------------------------------------
Jack Cunningham (5)                                                  64,497                            0.67%
--------------------------------------------------------------------------------------------------------------------
Michael A. Elliott                                                    1,000                            0.01%
--------------------------------------------------------------------------------------------------------------------
Donald R. Neel (6)                                                  154,854                            1.60%
--------------------------------------------------------------------------------------------------------------------
Barry A. Schnakenburg (7)                                           241,986                            2.51%
--------------------------------------------------------------------------------------------------------------------
All Executive Officers and Directors as a Group
(10 Persons) (8)                                                  7,197,408                           69.89%
--------------------------------------------------------------------------------------------------------------------

(1) The information contained in this column is based upon information furnished to Fidelity as of February 25, 2004, by the individuals named above. The nature of beneficial ownership for shares shown in this column represents sole voting and investment power unless otherwise noted. At February 25, 2004, Fidelity had 9,618,658 shares of common stock outstanding.

(2) Includes 28,030 shares beneficially owned by Mr. Baugh. Also includes 6,970 shares which Mr. Baugh has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan.

(3) This amount represents shares beneficially owned by Messrs. Cordingley, Pedigo and Stoffregen and Pedcor Holdings, LLC, and Pedcor Bancorp, which have filed a Schedule 13D with the Securities and Exchange Commission as a "group." Each of these individuals and entities have expressly disclaimed beneficial ownership with respect to shares of common stock covered by the Schedule 13D not owned by him or it of record. These shares consist of (i) 15,580 shares held directly by Mr. Cordingley; 6,835 shares held directly by Mr. Cordingley's wife, Denise Cordingley; 227,957 shares owned directly by Mr. Pedigo; and 10,000 shares owned directly by Mr. Stoffregen; (ii) 8,587 shares which Mr. Cordingley has the right to acquire upon exercise of warrants acquired pursuant to Fidelity's 1994 Rights Offering; 56,516 shares which Mr. Cordingley has the right to acquire upon exercise of stock options granted under Fidelity's 1993 Director's Stock Option Plan; 9,800 shares which Mr. Pedigo has the right to acquire upon exercise of stock options granted under Fidelity's 1993 Director's Stock Option Plan; and 11,600 shares which Mr. Stoffregen has the right to acquire pursuant to stock options granted from Fidelity's 1993 Director's Stock Option Plan. This amount also includes (i) 464,435 shares owned by Pedcor Bancorp (of which Mr. Cordingley is the President and Chief Executive Officer and 42.5% owner, Mr. Pedigo is the Chairman and 42.5% owner and Mr. Stoffregen is a Executive Vice President and 14.0% owner ); (ii) 5,439,958 shares owned by Pedcor Financial LLC, formerly Pedcor Holdings, LLC, (of which Mr. Cordingley is the President and CEO and 32.2% owner, Mr. Pedigo is the Chairman and 32.2% owner and Mr. Stoffregen is a Executive Vice President and 32.2% owner); (iii) 386,619 shares and 24,666 shares which Pedcor Financial, LLC (formerly Pedcor Holdings, LLC) and Pedcor Bancorp, respectively, have the right to acquire upon exercise of warrants.

(4) Includes 10,000 shares which Mr. Becker has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan.

(5) Includes 9,744 shares held in the name of Mr. Cunningham's wife and 33,675 shares which Mr. Cunningham has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan.

(6) Includes 7,884 shares owned jointly with his spouse, Jamie Neel, and 24,642 shares held in Mrs. Neel's IRA, and 33,905 shares held in Mr. Neel's IRA. Also includes 88,423 shares which Mr. Neel has the right to acquire pursuant to the exercise of the stock options granted under Fidelity's 1995 Key Employees' Stock Option Plan.

(7) Includes 5,775 shares held by the spouse of Mr. Schnakenburg, 24,948 shares held by U.S. Industries Group, Inc., 63,263 shares held by Barry, Inc. and 40,378 shares held by BOAH Associates. The total also includes 30,097 shares which Mr. Schnakenburg has the right to acquire through the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan. The total also includes 26,487 shares of Fidelity pursuant to which Mr. Schnakenburg may exercise voting and investment power pursuant to a Power of Attorney.

(8) Includes 11,482 shares beneficially owned by Mark A. Isaac and 13,000 shares which Mr. Isaac has the right to acquire pursuant to the exercise of stock options granted under the 1995 Key Employees' Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires Fidelity's directors and executive officers, and persons who own more than 10% of a registered class of Fidelity's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Fidelity common stock and other equity securities of Fidelity. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Fidelity with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Fidelity, to the best knowledge of Fidelity during its most recent fiscal year all officers, directors and greater than 10% beneficial owners of Fidelity timely filed all reports required by Section 16(a) of the Securities Exchange Act.

                       ITEM 2. RATIFICATION OF INDEPENDENT
                       -----------------------------------
                         PUBLIC ACCOUNTANTS OF FIDELITY
                         ------------------------------

         The Board of Directors of Fidelity proposes that the shareholders ratify the selection of BKD LLP, Certified Public Accountants ("BKD"), as independent public accounts for Fidelity for the year ending December 31, 2004, subject to acceptance of the engagement by BKD. Representatives of BKD are expected to be present at the meeting and available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so. BKD (formerly Olive LLP) has been the independent auditors of Fidelity since 1982. In the event the selection of BKD is not ratified by the shareholders, the Board of Directors will consider selection of other independent public accountants for the year ending December 31, 2004.

                          REPORT OF THE AUDIT COMMITTEE


The Audit Committee has:

1. Reviewed and discussed the audited financial statements with management;

2. Discussed with the independent auditors the matters required to be discussed by SAS 61;

3. Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

4. Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in Fidelity's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

         The Board of Directors has determined that the members of the Audit Committee are "independent" under the criteria for independent under the NASDAQ listing standards and the independence requirements of Rule 10A-3 of the Securities and Exchange Commission. The Audit Committee has adopted a written charter, a copy of which is attached as Exhibit A.

Members of the Audit Committee:

Barry A. Schnakenburg (Audit Committee Chairman)
Michael A. Elliott, CPA
William R. Baugh
Paul E. Becker

           FEES TO INDEPENDENT AUDITOR FOR FISCAL YEARS 2003 AND 2002

         The following table sets forth the aggregate fees billed by BDK, LLP for audit services rendered in connection with the consolidated financial statements and reports for fiscal year 2003 and fiscal year 2002 and for other services rendered during fiscal year 2003 and fiscal year 2002 on behalf of Fidelity and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company:

                                           Fiscal 2003         Fiscal 2002

         Audit Fees                         $ 61,125            $ 35,100
         Audit Related Fees                    9,761              33,515
         Tax Fees                             25,708              23,854
         All Other Fees                        9,919               7,907
                                            --------            --------

         Total Fees                         $106,507            $100,376
                                            ========            ========

         Audit fees consist of fees billed for professional services rendered for (i) the audit of Fidelity's consolidated financial statements, (ii) the review of interim condensed consolidated financial statements included in quarterly reports, (iii) the services that are normally provided by BKD in connection with the statutory and regulatory filings or engagements, and (iv) the attest services, except those not required by statute or regulation.

         Audit related fees consist of fees for assurance and related services rendered by BKD that are reasonably related to the audit of Fidelity's consolidated financial statements but are not reported under the category "Audit Fees".

         Tax fees consist of fees billed to Fidelity for professional services rendered for tax compliance, preparation and other tax services. Tax compliance and preparation fees consists of fees billed for professional services related to federal and state tax compliance, assistance with tax audits and appeals and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting and planning and for preparation of income tax returns.

         All other fees consist of fees for all other services other than those reported above.

         All of the fees and services described above under "audit fees", "audit-related fees" and "all other fees" were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for pre-approval of services provided by the independent auditors. Under the policy, pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.

         In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at its next scheduled meeting.

         No fees or services were paid to or provided by BKD for Financial Information Systems Design and Implementation.

         The Audit Committee has considered whether, and determined that, the provision of the services covered for the fees billed under "All Other Fees" is compatible with maintaining the principal accountant's independence.

                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder intends to bring before the next Annual Meeting of Shareholders to be held in 2005 must be received by Fidelity no later than November 29, 2004 for inclusion in next year's proxy statement. Such proposals should be addressed to Jack Cunningham, Chairman of Fidelity, at 18 NW Fourth Street, PO Box 1347, Evansville, Indiana 47706-1347. If notice of any other shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 2005 is not received by Fidelity on or before February 12, 2005, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Chairman of Fidelity.

                             ADDITIONAL INFORMATION

         The 2003 Annual Report to Shareholders, containing financial statements for the year ended December 31, 2003, and other information concerning the operations of Fidelity is enclosed herewith, but is not to be regarded as proxy soliciting material.

         Upon written request, Fidelity Federal Bancorp will provide without charge to each shareholder a copy of Fidelity's annual report on Form 10-K which is required to be filed with the Securities and Exchange Commission for the year ended December 31, 2003, and a copy of Fidelity's Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. All requests should be addressed to:

                      Debbie Merritt, Shareholder Relations
                            Fidelity Federal Bancorp
                               18 NW Fourth Street
                                   PO Box 1347
                         Evansville, Indiana 47706-1347


                                  OTHER MATTERS

         The Annual Meeting is called for the purposes set forth in the Notice. The Board of Directors of Fidelity does not know of any matters for action by shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named in the Proxy to vote pursuant to the Proxy with respect to such matters in accordance with the recommendations of the Board of Directors.

Exhibit A

                    [LETTERHEAD OF FIDELITY FEDERAL BANCORP]


1.       PURPOSE

The Audit Committee is a committee of the Board of Directors. The Audit Committee is established for the purpose of overseeing the accounting and Financial reporting process of the Corporation. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

         1. the financial information which will be provided to shareholders, governmental or regulatory bodies, the public, and others;

         2. the Corporation's auditing, accounting, and financial reporting process;

         3. the systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board of Directors have established, and

         4.       the audit process.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the corporation's policies, procedures, and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

         1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system

         2. Review and appraise the audit efforts of the Corporation's independent accountants and the internal auditors

         3. Provide an open avenue of communication among the independent accountants, financial and senior management, internal auditors, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board. Each member will be independent of the management of the Corporation and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a Committee member. The Board shall appoint only members who are qualified under the independence, financial literacy, accounting or related financial management expertise, and other applicable governance rules, regulations or standards adopted by the Securities and Exchange Commission (SEC) and NASDAQ. In addition, the Board of Directors shall appoint at least one member of the Committee that qualifies as a financial expert under the SEC rules promulgated under Section 407 of the Sarbanes-Oxley Act of 2002.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors have been duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.


III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed separately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

         In addition, the Committee or at least the Chair of the Committee should meet with the independent accountants and management, either in person or by phone, quarterly to review the Corporation's financial statements. This review should be done prior to the Corporation's 10-Q or 10-K filing and its public release of earnings. This discussion should include a discussion of significant adjustments, management judgements and accounting estimates, significant new accounting policies, and disagreements with management.

         IV.   RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board of Directors.

2. Have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Audit Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to any legal counsel, accountant or other adviser employed by the Audit Committee.

3. Obtain and review a report from the independent accountant at least annually, delineating all relationships between the independent accountant and the Corporation consistent with Independence

         Standards Board Standard No. 1. The Audit Committee shall engage in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent accountant.

4. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential and anonymous submission by employees of the Corporation, of concerns regarding questionable accounting or auditing matters or management fraud.

5.       Review and update the Committee's charter annually.

6. Appoint the independent accountants, approve the compensation of the independent accountants, and, if applicable, discharge the independent accountants.

7. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

8. Review the qualifications of the internal auditor to specific areas within the audit plan.

9. Review with the independent auditor and internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

10. Inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

11. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditor and independent accountants are utilizing a risk-based approach.

12. Consider and review with the independent accountant and the internal auditor:

         (a) the adequacy of the company's internal controls including computerized information system controls and security.

         (b) any related significant findings and recommendations of the independent accountant and internal auditing together with management responses thereto; and

         (c) the status of previous audit recommendations and management's follow up on those recommendations.

13. Review with management and the independent accountant at the completion of the annual audit:

         (a) the company's annual financial statements and related footnotes;

         (b) the independent accountant's audit of the financial statements and his or her report thereon;

         (c) any significant changes required in the independent accountant's audit plan;

         (d) any serious difficulties or disputes with management encountered during the course of the audit; and

     (e) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

14.      Review with management and the internal auditor:

         (a) Regular internal audit reports to management prepared by the internal auditor, including significant findings and management's responses to those findings. A summary of findings from completed internal audits should be reviewed prior to the meeting.

         (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

         (c) Any changes required in the planned scope of their audit plan.

         (d) The internal audit department budget and staffing.

         (e) The internal audit department charter.

         (f) Internal auditing's compliance with the IIA's Standards for the Professional Practice of Internal Auditing (standards).

15. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

16. Review with management and the independent accountant the interim financial report before it is filed with the SEC and other regulators.

17. Review with management, and if necessary, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

18. Review management's monitoring of the Corporation's compliance with its ethical code of conduct.

19. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

20. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

21. Meet with the company's regulatory bodies to discuss the results of their examinations.

22. Report Committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

23. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

24. Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

25. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

26. Provide that financial management and the independent auditor discuss with the Audit Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

27. Determine as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Corporation.

                    [LETTERHEAD OF FIDELITY FEDERAL BANCORP]

                         Annual Meeting of Shareholders
                                 April 28, 2004

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIDELITY FEDERAL BANCORP

         The undersigned shareholder of Fidelity Federal Bancorp, an Indiana corporation ("Fidelity"), hereby appoints Mark A. Isaac with full power to act alone, the true and lawful attorney-in-fact and proxy of the undersigned, with the full power of substitution and revocation, and hereby authorizes him to represent and to vote all shares of Common Stock of Fidelity held of record on February 25, 2004, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fidelity to be held at the Sheraton Keystone Crossing, 8787 Keystone Crossing, Indianapolis, Indiana on April 28, 2004, at 9:00 a.m., local time, and at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:

Please specify choices by clearly marking the appropriate line.

ITEM 1.    Election of Directors
           ---------------------

     Paul E. Becker   Bruce A. Cordingley   Jack Cunningham   Michael A. Elliott

     Donald R. Neel   Gerald K. Pedigo      Barry A. Schnakenburg

     Phillip J. Stoffregen

     ____ FOR the nominees listed above (except vote withheld from the following nominees, if any).

    -------------------------------------------------------------------------

     ____ WITHHOLD AUTHORITY to vote for the nominees listed above

ITEM 2.    Ratification of Accountants
           ---------------------------

         Ratify the appointment of BKD LLP, as independent public accountants for Fidelity for the year ending December 31, 2004.

                         FOR                   AGAINST                  ABSTAIN
                  ------                ------                    -----

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTERS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. If signing as a representative, please include capacity.


---------------------------------       -----------------------------------
Signature of Shareholder                Signature of Shareholder
                                        (if jointly held)

Dated:_______________________, 2004     Dated:_________________________, 2004

Tax Identification Number:___________   Tax Identification Number:_____________